EXHIBIT 10.6

EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL AMENDMENT
FIFTH AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL AMENDMENT (this “Amendment”), dated as of December 11, 2015, among OSI RESTAURANT PARTNERS, LLC, a Delaware limited liability company (the “Borrower”), OSI HOLDCO, INC., a Delaware corporation (“Holdings”), the Subsidiary Guarantors (as defined in the Credit Agreement referred to below) party hereto, each of the Lenders party hereto that is consenting to the amendments set forth in Section 1 below (collectively, the “Consenting Lenders”), each of the Lenders party hereto that has committed to make the Incremental Term A-1 Loan (as defined below) (collectively, the “Incremental Term A-1 Loan Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the lenders party thereto (the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of October 26, 2012 (as amended prior to the date hereof, the “Credit Agreement”);
WHEREAS, the Borrower hereby requests an Incremental Term A Loan in an aggregate principal amount of $150,000,000, in accordance with Section 2.16(a) of the Credit Agreement (the “Incremental Term A-1 Loan”);
WHEREAS, the Incremental Term A-1 Loan is anticipated to be used by the Borrower to repay a portion of the outstanding Revolving Credit Loans and to pay fees and expenses in connection with this Amendment;
WHEREAS, subject to the terms of this Amendment, each of the Incremental Term A-1 Loan Lenders party hereto have severally committed (such several commitments, the “Incremental Term A-1 Loan Commitments”) to make the Incremental Term A-1 Loan;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:
SECTION 1.    Amendments to Credit Agreement. Effective as of the Fifth Amendment Effective Date (as defined below) and subject to the terms and conditions set forth herein and in reliance upon representations and warranties set forth herein, the Credit Agreement is hereby amended as follows:
(a)    clause (G) of the definition of “Cumulative Growth Amount” in Section 1.01 of the Credit Agreement is hereby amended to delete clause (ii) therein and to renumber clause (iii) as clause (ii);
(b)    clause (b)(viii) of the definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference therein to “Section 7.06(g), (h)(iii), (i) and (m)” with “Section 7.06(g), (h)(iii) and (m)”;
(c)    Section 2.06(b)(i) of the Credit Agreement is hereby amended by replacing the reference in the proviso therein to “2.50:1.00” with “3.00:1.00”;

(d)    Article VI of the Credit Agreement is hereby amended by adding the following new Section 6.18:
“Section 6.18    Compliance with Anti-Corruption Laws and Sanctions. The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance in all material respects by, to the extent applicable, Holdings, the Borrower, the Borrower’s Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.”
(e)    Article VII of the Credit Agreement is hereby amended by adding the following new Section 7.15:
“Section 7.15    Sanctions; Anti-Corruption Laws.
(a)    None of Holdings, the Borrower or any of the Borrower’s Subsidiaries will directly or, to the knowledge of Holdings, the Borrower or any of the Borrower’s Subsidiaries, indirectly, use the proceeds of any Credit Extension in violation of applicable Sanctions or otherwise knowingly make available such proceeds to any Person for the purpose of financing the activities of any Sanctioned Person, except to the extent licensed, exempted or otherwise approved by a competent governmental body responsible for enforcing such Sanctions.
(b)    None of Holdings, the Borrower or any of the Borrower’s Subsidiaries will directly or, to the knowledge of Holdings, the Borrower or any of the Borrower’s Subsidiaries, indirectly, use the proceeds of any Credit Extension for any purpose which would breach any Anti-Corruption Laws in any material respect.”
(f)    Section 7.02(m) of the Credit Agreement is hereby amended by replacing the reference therein to “Section 7.06(h), (i), (j) or (k)” with “Section 7.06(h), (k) or (o)”;
(g)    Section 7.02 of the Credit Agreement is hereby amended by adding the following new clause (x):
“(x)    intercompany Investments (including the creation of intercompany Indebtedness and/or the prepayment of existing intercompany Indebtedness, together with the related Investments and Guarantees of such Indebtedness) relating to the transfer of cash from the Asian operations of the Borrower and its Restricted Subsidiaries in an aggregate outstanding amount of such Investments pursuant to this Section 7.02(x) not to exceed $40,000,000.”
(h)    Section 7.03(j) of the Credit Agreement is hereby amended by deleting the reference in the “provided, further” clause therein to “or (j)”;
(i)    Section 7.06(g) of the Credit Agreement is hereby amended by replacing the reference in the “provided, further” clause therein to “Section 7.06(g), (j) or (m)” with “Section 7.06(g) or (m)”;
(j)    Section 7.06(i) of the Credit Agreement is hereby deleted in its entirety and replaced with “[Reserved]”;
(k)    Section 7.06(j) of the Credit Agreement is hereby deleted in its entirety and replaced with “[Reserved]”;

(l)    Section 7.06(p) of the Credit Agreement is hereby amended by replacing the reference therein to “2.50:1.00” with “3.00:1.00”;
(m)    Section 7.06 of the Credit Agreement is hereby amended by adding the following new clause (q):
“(q)    so long as, on the date of declaration thereof, (i) no Default shall have occurred and be continuing or would result therefrom and (ii) immediately after giving effect to such Restricted Payment, the Borrower and the Restricted Subsidiaries shall be in Pro Forma Compliance with the Financial Covenant, the Borrower may declare and pay regular quarterly dividends (excluding any special or one-time dividends) that have been approved by the Borrower’s board of directors.”
(n)    Section 7.13(a) of the Credit Agreement is hereby amended by deleting the following:
“, together with the aggregate amount of (1) Restricted Payments made pursuant to Section 7.06(i) and (2) loans and advances to Holdings made pursuant to Section 7.02(m) in lieu of Restricted Payments permitted by Section 7.06(i),”
(o)    Section 7.13(c) of the Credit Agreement is hereby amended by adding the following proviso:
“provided that the Master Lease may be amended, amended and restated or otherwise modified to facilitate financing sought by New Private Restaurant Properties, LLC in a manner reasonably acceptable to the Administrative Agent.”
(p)    Section 7.14(v) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(v) financing activities, including the issuance of securities, incurrence of debt, payment of dividends, making contributions to the capital of the Borrower, making loans to, or contributions to the capital of, one or more Specified Lease Entities with the proceeds of loans and/or Restricted Payments made pursuant to Section 7.02(m) or Section 7.06(o), making loans to the Borrower and guaranteeing the obligations of the Borrower to the extent not prohibited under this Agreement (it being understood for the avoidance of doubt, and without limitation, that proceeds received by Holdings from the Borrower pursuant to clauses (c), (g) and (o) of Section 7.06 may only be used (or further distributed to a parent for use) for purposes contemplated in such clauses),”
SECTION 2.    Incremental Term A-1 Loan.
(a)    The Administrative Agent and each Incremental Term A-1 Loan Lender hereby agrees that this Amendment constitutes an Incremental Loan Request pursuant to Section 2.16(a) of the Credit Agreement.
(b)    The Borrower hereby acknowledges that the Incremental Term A-1 Loan is being made under Section 2.16(d)(iv)(B).
(c)    Each Incremental Term A-1 Loan Lender severally agrees to make a single loan in Dollars to the Borrower on the Fifth Amendment Effective Date in accordance with Article II of the

Credit Agreement and this Amendment in an amount equal to its Incremental Term A-1 Loan Commitment set forth opposite such Incremental Term A-1 Loan Lender’s name on Schedule 1 hereto.
(d)    On and as of the Fifth Amendment Effective Date, each Incremental Term A-1 Loan Lender (i) shall be deemed to be an “Incremental Term Lender” as defined in the Credit Agreement with an “Incremental Term A Commitment” as defined in the Credit Agreement, (ii) shall perform all of the obligations that a required to be performed by it as such under the Loan Documents and (iii) shall be entitled to the benefits, rights and remedies as such set forth in the Loan Documents.
(e)    Except to the extent otherwise set forth herein, the terms and conditions applicable to the Incremental Term A-1 Loan shall be the same as the terms and conditions applicable to the Term A Loans. Without limiting the generality of the foregoing, the parties hereto agree that the Incremental Term A-1 Loan shall (i) bear interest at the same interest rate (including the Applicable Rate) applicable to the outstanding Term A Loans, (ii) mature on the Maturity Date for the Term A Loans, (iii) share ratably in all payments (including all optional and mandatory prepayments) with the outstanding Term A Loans and (iv) be repaid (A) in consecutive quarterly installments on the last Business Day of each of March, June, September and December, commencing March 31, 2016, in the aggregate outstanding principal amount as set forth below (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.06 of the Credit Agreement):

FISCAL YEAR	PAYMENT DATE	PRINCIPAL INSTALLMENT
2016	March 31, 2016	$1,875,000
	June 30, 2016	$1,875,000
	September 30, 2016	$2,812,500
	December 31, 2016	$2,812,500
2017	March 31, 2017	$2,812,500
	June 30, 2017	$2,812,500
	September 30, 2017	$2,812,500
	December 31, 2017	$2,812,500
2018	March 31, 2018	$2,812,500
	June 30, 2018	$2,812,500
	September 30, 2018	$3,750,000
	December 31, 2018	$3,750,000
2019	March 31, 2019	$3,750,000
	Maturity Date for Term A Loans	The aggregate outstanding principal amount of all Incremental Term A-1 Loans and (B) on the Maturity Date for the Term A Loans, in the aggregate principal amount of all Incremental Term A-1 Loans outstanding on such date.
(f)    This Amendment shall (i) be deemed to be an “Incremental Amendment” in accordance with Section 2.16(f) of the Credit Agreement and (ii) constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 3.    Acknowledgement and Confirmation. Each of the Loan Parties party hereto hereby agrees that with respect to each Loan Document to which it is a party, after giving effect to the Amendment and the transactions contemplated hereunder:
(a)    all of its obligations, liabilities and indebtedness under such Loan Document, including guarantee obligations, shall, except as expressly set forth herein or in the Credit Agreement, remain in full force and effect on a continuous basis; and
(b)    all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.19 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged as collateral security for the Obligations, to the extent provided in such Loan Documents.
SECTION 4.    Conditions of Effectiveness of this Amendment. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Fifth Amendment Effective Date”):
(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:
(i)    this Amendment, duly executed by Holdings, the Borrower, the Subsidiary Guarantors existing as of the Fifth Amendment Effective Date, the Administrative Agent, the Required Lenders, the Consenting Lenders and the Incremental Term A-1 Loan Lenders;
(ii)    a Note executed by the Borrower in favor of each Incremental Term A-1 Loan Lender that has requested a Note at least two (2) Business Days in advance of the Fifth Amendment Effective Date;
(iii)    a certificate of a Responsible Officer of each Loan Party certifying as to the incumbency and genuineness of the signature of each officer of such Loan Party executing Loan Documents to which it is a party and certifying that (A) the articles or certificate of incorporation or formation (or equivalent), as applicable, of such Loan Party have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, organization or formation (or equivalent), as applicable, (B) the bylaws or other governing document of such Loan Party have not been amended since the date of the last delivered certificate, or if they have been amended, attached thereto are true, correct and complete copies of the same, (C) attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or other governing body) of Loan Party authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and (D) attached thereto is a true, correct and complete copy of such certificates of good standing (including bring down certificates) from the applicable secretary of state of the state of incorporation, organization or formation (or equivalent), as applicable, of each Loan Party; and
(iv)    opinion from Buchanan Ingersoll & Rooney PC, New York counsel to the Loan Parties, substantially in form and substance reasonably satisfactory to the Administrative Agent.

(b)    Payment of all fees and expenses of the Administrative Agent and Wells Fargo Securities, LLC, and in the case of expenses, to the extent invoiced at least three (3) Business Days prior to the Fifth Amendment Effective Date (except as otherwise reasonably agreed to by the Borrower), required to be paid on the Fifth Amendment Effective Date.
(c)    Payment of all fees to the Lenders required to be paid on the Fifth Amendment Effective Date.
(d)    Except as set forth in Section 7 of this Amendment, the representations and warranties in Section 8 of this Amendment shall be true and correct as of the Fifth Amendment Effective Date.
For purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Fifth Amendment Effective Date specifying its objection thereto.
SECTION 5.    Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.
SECTION 6.    Conditions Subsequent. By December 31, 2015 (which date may be extended by the Administrative Agent in its sole discretion), the Borrower shall deliver to the Administrative Agent a certificate of good standing from the secretary of state of the state of formation of Outback of Laurel, LLC.
SECTION 7.    Consent. The Borrower has informed the Administrative Agent that Outback of Laurel, LLC is currently not in good standing in its state of formation as a result of failing to timely file its personal property tax return. Pursuant to Section 6 of this Amendment, the Administrative Agent and the Lenders have given the Borrower until December 31, 2015 to provide evidence that Outback of Laurel, LLC is in good standing. Notwithstanding the foregoing, by their execution hereof, each of the Administrative Agent and the Lenders hereby agree that (i) subject to compliance with Section 6 of this Amendment, such failure to be in good standing shall not constitute a violation of the representations, warranties or covenants under the Credit Agreement and (ii) the Borrower may still borrow under the Credit Agreement (including, without limitation, the Incremental Term A-1 Loans).
SECTION 8.    Representations and Warranties. To induce the Administrative Agent and the other Lenders to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent and the other Lenders on and as of the Fifth Amendment Effective Date that, in each case:
(a)    except as set forth in Section 7 of this Amendment, the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Fifth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and
(b)    no Default or Event of Default exists and is continuing.

SECTION 9.    Reference to and Effect on the Credit Agreement and the Loan Documents.
(a)    On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “herein,” “hereto”, “hereof” and “hereunder” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. Without limiting the generality of the foregoing, the Collateral Documents in effect immediately prior to the date hereof and all of the Collateral described therein in existence immediately prior to the date hereof do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.
SECTION 10.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 11.    Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

OSI RESTAURANT PARTNERS, LLC, as Borrower

By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OSI HOLDCO, INC., as Holdings

By:	/s/ Elizabeth Smith
Name: Elizabeth Smith
Title: Director

BLOOMIN’ BRANDS GIFT CARD SERVICES, LLC
OS RESTAURANT SERVICES, LLC
OUTBACK DESIGNATED PARTNER, LLC
OUTBACK KANSAS LLC

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC,
its member

By: OSI RESTAURANT PARTNERS, LLC, its
member

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BONEFISH GRILL GULF COAST OF LOUISIANA,
LLC

By: BONEFISH/GULF COAST, LIMITED
PARTNERSHIP, its managing member

By: BONEFISH GRILL, LLC, its general
partner

By: OSI RESTAURANT PARTNERS,
LLC, its managing member

		By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

BONEFISH OF BEL AIR, LLC
BONEFISH GRILL OF FLORIDA, LLC

By: BONEFISH GRILL, LLC, its managing member

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

BONEFISH GRILL, LLC

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BONEFISH KANSAS DESIGNATED PARTNER,
LLC

By: BONEFISH KANSAS LLC, its member

By: BONEFISH GRILL, LLC, its member

By: OSI RESTAURANT PARTNERS,
LLC, its managing member

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

BONEFISH/ASHEVILLE, LIMITED PARTNERSHIP
BONEFISH/CAROLINAS, LIMITED PARTNERSHIP
BONEFISH/COLUMBUS-I, LIMITED
PARTNERSHIP
BONEFISH/CRESCENT SPRINGS, LIMITED
PARTNERSHIP
BONEFISH/GREENSBORO, LIMITED
PARTNERSHIP
BONEFISH/GULF COAST, LIMITED PARTNERSHIP
BONEFISH/HYDE PARK, LIMITED PARTNERSHIP
BONEFISH/SOUTHERN, LIMITED PARTNERSHIP

By: BONEFISH GRILL, LLC, its general partner

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BONEFISH/SOUTH FLORIDA-I, LIMITED
PARTNERSHIP

By: BONEFISH GRILL OF FLORIDA, LLC, its
general partner

By: BONEFISH GRILL, LLC, its managing
member

By: OSI RESTAURANT PARTNERS,
LLC, its managing member

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

BONEFISH BEVERAGES, LLC
BONEFISH HOLDINGS, LLC
CIGI BEVERAGES OF TEXAS, LLC
CIGI HOLDINGS, LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Manager

OUTBACK BEVERAGES OF TEXAS, LLC
OBTEX HOLDINGS, LLC

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Manager

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BONEFISH BRANDYWINE, LLC
BONEFISH DESIGNATED PARTNER, LLC
BONEFISH KANSAS LLC

By: BONEFISH GRILL, LLC, its member

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

BONEFISH GRILL OF FLORIDA DESIGNATED
PARTNER, LLC

By: BONEFISH GRILL OF FLORIDA, LLC, its
member

By: BONEFISH GRILL, LLC, its managing
member

By: OSI RESTAURANT PARTNERS,
LLC, its managing member

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BFG NEBRASKA, INC.
BFG OKLAHOMA, INC.
BOOMERANG AIR, INC.
CIGI NEBRSKA, INC.
CIGI OKLAHOMA, INC.
OS MANAGEMENT, INC.
OS MORTGAGE HOLDINGS, INC.
OSF NEBRASKA, INC.
OSF OKLAHOMA, INC.
OUTBACK ALABAMA, INC.
OUTBACK CATERING, INC.
OUTBACK & CARRABBA’S OF NEW MEXICO, INC.

By:	/s/ David J. Deno
Name: David J. Deno
Title: Chief Financial and Administrative
Officer & Executive Vice President

OSI CO-ISSUER, INC.

By:	/s/ Elizabeth Smith
Name: Elizabeth Smith
Title: Director

OS ASSET, INC.

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Executive Vice President, Chief
Legal Officer, Secretary & President

CARRABBA’S DESIGNATED PARTNER, LLC
CARRABBA’S KANSAS LLC

By: CARRABBA’S ITALIAN GRILL, LLC, its
member

By: OSI RESTAURANT PARTNERS, LLC, its
member

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CARRABBA’S ITALIAN GRILL OF HOWARD
COUNTY, INC.

By:	/s/ Kenneth Russo
Name: Kenneth Russo
Title: Secretary, Treasurer & President

CARRABBA’S ITALIAN GRILL, LLC
OS REALTY, LLC
OUTBACK STEAKHOUSE OF FLORIDA, LLC
PRIVATE RESTAURANT MASTER LESSEE, LLC

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

CARRABBA’S KANSAS DESIGNATED PARTNER,
LLC

By: CARRABBA’S KANSAS LLC, its member

By: CARRABBA’S ITALIAN GRILL, LLC, its
member

By: OSI RESTAURANT PARTNERS,
LLC, its member

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CARRABBA’S OF BOWIE, LLC

By: CARRABBA’S ITALIAN GRILL, LLC, its
managing member

By: OSI RESTAURANT PARTNERS, LLC, its
member

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

CARRABBA’S OF GERMANTOWN, INC.
CARRABBA’S OF WALDORF, INC.

By: CARRABBA’S ITALIAN GRILL, LLC, its
managing member

By: OSI RESTAURANT PARTNERS, LLC, its member

By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CARRABBA’S/BIRMINGHAM 280, LIMITED
PARTNERSHIP
CARRABBA’S/COOL SPRINGS, LIMITED
PARTNERSHIP
CARRABBA’S/DEERFIELD TOWNSHIP, LIMITED PARTNERSHIP
CARRABBA’S/GREEN HILLS, LIMITED
PARTNERSHIP
CARRABBA’S/LEXINGTON, LIMITED
PARTNERSHIP
CARRABBA’S/LOUISVILLE, LIMITED
PARTNERSHIP
CARRABBA’S/METRO, LIMITED PARTNERSHIP
CARRABBA’S/MICHIGAN, LIMITED
PARTNERSHIP
CARRABBA’S/MONTGOMERY, LIMITED
PARTNERSHIP
CARRABBA’S/ROCKY TOP, LIMITED
PARTNERSHIP

By: CARRABBA’S ITALIAN GRILL, LLC, its general
partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

By: CARRABBA’S DESIGNATED PARTNER, LLC,
its general partner

By: CARRABBA’S ITALIAN GRILL, LLC, its
member

By: OSI RESTAURANT PARTNERS,
LLC, its member

By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CARRABBA’S/DC-I, LIMITED PARTNERSHIP
CARRABBA’S/MID ATLANTIC-I, LIMITED
PARTNERSHIP

By: CARRABBA’S ITALIAN GRILL, LLC, its general
partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

CIGI/BFG OF EAST BRUNSWICK PARTNERSHIP

By: CARRABBA’S ITALIAN GRILL, LLC, its general
partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

By: BONEFISH GRILL, LLC, its general partner

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

OUTBACK OF ASPEN HILL, INC.
OUTBACK OF GERMANTOWN, INC.

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

FREDERICK OUTBACK, INC.

By:	/s/ Stephen S. Newton
Name: Stephen S. Newton
Title: Treasurer, President & Secretary

OSF/BFG OF DEPTFORD PARTNERSHIP
OSF/BFG OF LAWRENCEVILLE PARTNERSHIP

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC,
its general partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

By: BONEFISH GRILL, LLC, its general partner

By: OSI RESTAURANT PARTNERS, LLC, its
managing member

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

OSF/CIGI OF EVESHAM PARTNERSHIP
OUTBACK/CARRABBA’S PARTNERSHIP

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC,
its general partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

By: CARRABBA’S ITALIAN GRILL, LLC, its general
partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OUTBACK KANSAS DESIGNATED PARTNER, LLC

By: OUTBACK KANSAS LLC, its member

By: OUTBACK STEAKHOUSE OF
FLORIDA, LLC, its member

By: OSI RESTAURANT PARTNERS,
LLC, its member

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

OUTBACK STEAKHOUSE WEST VIRGINIA, INC.

By:	/s/ Joseph J. Kadow
Name: Joseph J. Kadow
Title: Director, Secretary, Vice President &
Treasurer
OUTBACK STEAKHOUSE-NYC, LTD.
OUTBACK/DC, LIMITED PARTNERSHIP
OUTBACK/MID ATLANTIC-I, LIMITED
PARTNERSHIP
OUTBACK/STONE-II, LIMITED PARTNERSHIP

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC,
its general partner

By: OSI RESTAURANT PARTNERS, LLC, its
member

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OUTBACK CATERING DESIGNATED PARTNER,
LLC

By: OUTBACK CATERING, INC., its member

By:	/s/ David J. Deno
Name: David J. Deno
Title: Chief Financial and Administrative
Officer & Executive Vice President

OUTBACK OF LAUREL, LLC

By: OUTBACK STEAKHOUSE OF FLORIDA, LLC,
the Sole Manager

By: OSI RESTAURANT PARTNERS, LLC, its
members

	By:	/s/ Tian Zhang
Name: Tian Zhang
Title: Authorized Agent

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swing Line Lender, Collateral
Agent, an L/C Issuer, a Consenting Lender and
Incremental Term A-1 Loan Lender

By:	/s/ Darcy McLaren
	Name:	Darcy McLaren
	Title:	Director

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

BANK OF AMERICA, N.A., as an Incremental Term
A-1 Loan Lender and a Consenting Lender

By:	/s/ Aron Frey
	Name:	Aron Frey
	Title:	Assistant Vice President

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

JPMORGAN CHASE BANK, N.A., as an Incremental
Term A-1 Loan Lender and a Consenting Lender

By:	/s/ Lauren Baker
Lauren Baker
Vice President

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

COÖPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A. "RABOBANK
NEDERLAND", NEW YORK BRANCH, as an
Incremental Term A-1 Loan Lender and a Consenting
Lender

By:	/s/ Adriaan Weststrate
	Name:	Adriaan Weststrate
	Title:	Managing Director

By:	/s/ Claire Laury
	Name:	Claire Laury
	Title:	Executive Director

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

US BANK NATIONAL ASSOCIATION, as an
Incremental Term A-1 Loan Lender and a Consenting
Lender

By:	/s/ Steven L. Sawyer
	Name:	Steven L. Sawyer
	Title:	Senior Vice President

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

REGIONS BANK, as an Incremental Term A-1 Loan
Lender and a Consenting Lender

By:	/s/ Scott C. Tocci
	Name:	Scott C. Tocci
	Title:	Managing Director

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CITIZENS BANK N.A., as an Incremental Term A-1
Loan Lender and a Consenting Lender

By:	/s/ John P. Dysart
John P. Dysart
Sr. Vice President

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION, as an
Incremental Term A-1 Loan Lender and a Consenting Lender

By:	/s/ Rafael De Paoli
	Name:	Rafael De Paoli
	Title:	Senior Vice President

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

FIFTH THIRD BANK, as an Incremental Term A-1
Loan Lender and a Consenting Lender

By:	/s/ John A. Marian
	Name:	John A. Marian
	Title:	Vice President

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

PNC BANK N.A as an Incremental Term A-1 Loan
Lender and a Consenting Lender

By:	/s/ John Astrab
	Name:	John Astrab
	Title:	Vice President, Relationship Manager

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

TD BANK N.A., as an Incremental Term A-1 Loan
Lender and a Consenting Lender

By:	/s/ Alan Garson
	Name:	Alan Garson
	Title:	Senior Vice President

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

CADENCE BANK NA, as an Incremental Term A-1
Loan Lender and a Consenting Lender

By:	/s/ John M. Huss
	Name:	John M. Huss
	Title:	Managing Director

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as an
Incremental Term A-1 Loan Lender and a Consenting
Lender

By:	/s/ Christine Howatt
	Name:	Christine Howatt
	Title:	Authorized Signatory

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as
an Incremental Term A-1 Loan Lender and a Consenting
Lender

By:	/s/ David W. Kee
	Name:	David W. Kee
	Title:	Managing Director

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

FIRST TENNESSEE BANK, NATIONAL
ASSOCIATION, an Incremental Term A-1 Loan
Lender and a Consenting Lender

By:	/s/ John R. Schmitt
	Name:	John R. Schmitt
	Title:	Senior Vice President

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

USAMERIBANK, as an Incremental Term A-1 Loan
Lender and a Consenting Lender

By:	/s/ Ronald L. Ciganek
	Name:	Ronald L. Ciganek
	Title:	Senior Vice President

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

[FLORIDA COMMUNITY BANK, N.A.], as a
Consenting Lender

By:	/s/ Jonathan Simoens
	Name:	Jonathan Simoens
	Title:	SVP

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

GOLDMAN SACHS BANK USA, as a Consenting Lender

By:	/s/ Michelle Latzoni
	Name:	MICHELLE LATZONI
	Title:	AUTHORIZED SIGNATORY

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

MORGAN STANLEY BANK, N.A.,
as a Consenting Lender

By:	/s/ John Durland
	Name:	John Durland
	Title:	Authorized Signatory

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

DEUTSCHE BANK AG NEW YORK BRANCH, as a
Consenting Lender

By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Director

By:	/s/ Anca Trifan
	Name:	Anca Trifan
	Title:	Managing Director

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

RAYMOND JAMES BANK, N.A., as a Consenting
Lender

By:	/s/ Mike Pelletier
	Name:	Mike Pelletier
	Title:	Senior Vice President

OSI Restaurant Partners LLC
Fifth Amendment to Credit Agreement and Incremental Amendment
Signature Page

Schedule 1
(as of the Fifth Amendment Effective Date)

Incremental Term A-1 Loan Lender	Incremental Term A-1 Loan Commitment
Wells Fargo Bank, National Association	$15,000,000.00
Bank of America, N.A.	$30,000,000.00
JPMorgan Chase Bank, N.A.	$5,000,000.00
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch	$15,000,000.00
U.S. Bank, National Association	$10,000,000.00
Regions Bank	$9,000,000.00
Citizens Bank, N.A.	$7,500,000.00
HSBC Bank USA, National Association	$7,500,000.00
Fifth Third Bank	$10,000,000.00
PNC Bank, National Association	$10,000,000.00
TD Bank, N.A.	$10,000,000.00
Cadence Bank NA	$5,500,000.00
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$5,000,000.00
Sumitomo Mitsui Banking Corporation	$5,000,000.00
First Tennessee Bank National Association	$3,500,000.00
USAmeriBank	$2,000,000.00
Total	$150,000,000.00